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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 25, 2005

                           MARINE PRODUCTS CORPORATION
             (Exact name of registrant as specified in its charter)

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          Delaware                       1-6263                  58-2572419
(State or Other Jurisdiction    (Commission File Number)        (IRS Employer
      of Incorporation)                                      Identification No.)

                 2170 Piedmont Road, NE, Atlanta, Georgia 30324
               (Address of principal executive office) (zip code)

       Registrant's telephone number, including area code: (404) 321-7910

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement

On January 25, 2005, Mr. Bill J. Dismuke was named to the Board of Directors of the Registrant and will be compensated on the same basis as the other directors. See item 5.02 below, which is hereby incorporated by reference.

Item 5.02. Departure of Director or Principal Officers; Election of Directors; Appointment of Principal Officers.

Election of Director

On January 25, 2005, the Board of Directors of the registrant added Bill J. Dismuke as a Class III Director effective January 25, 2005. Mr. Dismuke will be compensated on the same basis as the other directors.

Mr. Dismuke, 68, is the retired President of Edwards Baking Company. Mr. Dismuke serves as a director of Rollins, Inc., a position he has held since 1984, and was recently appointed as a director of RPC, Inc. Mr. Dismuke has not been appointed to any committee of the Board of Directors.

Item 9.01  Financial Statements and Exhibits.

      (c)   Exhibits.

Exhibit 99 - Press release dated January 31, 2005.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, Marine Products Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     Marine Products Corporation

Date: January 31, 2005                               /s/ BEN M. PALMER
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                                                     Ben M. Palmer
                                                     Vice President,
                                                     Chief Financial Officer and
                                                     Treasurer


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